UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 18, 2005

Plantronics, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

In connection with the acquisition of Altec Lansing (as defined below) on August 18, 2005, the Board of Directors of Plantronics, Inc. (the “Company”) approved grants of stock options and restricted stock to certain former employees of Altec Lansing.

The grants were announced in a press release dated August 18, 2005. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein. Copies of the form of the Restricted Stock Purchase Agreement, and the forms of two Stand-Alone Stock Option Agreements were filed as Exhibits 99.1, 99.2, and 99.3 respectively, to the Company’s Registration Statement on Form S-8, filed with the Commission on August 18, 2005 and are incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 18, 2005, the Company completed its previously announced acquisition of Altec Lansing Technologies, Inc., a privately held Pennsylvania corporation headquartered in Milford, Pennsylvania (“Altec Lansing”), pursuant to an Agreement and Plan of Merger dated as of July 11, 2005 by and among the Company, Sonic Acquisition Corporation, a Pennsylvania corporation and a wholly-owned subsidiary of the Company, Altec Lansing and certain other parties (the “Merger Agreement”). The purchase price was approximately $166 million payable in cash. $10 million of the purchase price was placed in escrow as security for the indemnification obligations of Altec Lansing shareholders under the Merger Agreement. Prior to the merger, neither Altec Lansing nor its shareholders had a material relationship with the Company, its subsidiaries, or its affiliates, officers or directors or any associate of any of its officers or directors.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed herewith as Exhibit 2.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description

2.1	Agreement and Plan of Merger dated as of July 11, 2005 by and among Plantronics, Inc., Sonic Acquisition Corporation, Altec Lansing Technologies, Inc. and certain other parties.
99.1	Press release of Plantronics, Inc. dated August 18, 2005, announcing the acquisition of Altec Lansing, Inc.
99.2 ¹	Form of Restricted Stock Purchase Agreement
99.3 ¹	Form of Stand-Alone Stock Option Agreement
99.4 ¹	Form of Stand-Alone Stock Option Agreement (Non Offer Letters)

¹ Incorporated herein by reference the Registrant's Registration Statement on Form S-8 (File No. 333-12672), filed on August 18, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANTRONICS, INC.

Date: August 19, 2005	By:	/s/ Barbara Scherer
Barbara Scherer
Senior Vice President and Chief Financial Officer